SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported)
March 5, 2003

PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

9020 Overlook Boulevard, Brentwood, Tennessee 37027
(Address of principal executive offices)

(615) 221-8400
(Registrant’s telephone number, including area code:)

Not applicable
(Former name or former address,
if changed since last report)

Item 5. Other Events.

     On March 5, 2003, Private Business announced its financial results for the quarter ended and year ended December 31, 2002. A press release dated March 5, 2003 is attached to this Report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1 Press release dated March 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ Michael Berman Michael Berman Assistant Secretary

Date: March 6, 2003

EXHIBIT INDEX

99.1 Press release dated March 5, 2003